                                                                    Exhibit 10.3

                    SUBORDINATION AND INTERCREDITOR AGREEMENT

     THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT"), dated as of December 13, 2004, is among  DATATEC  SYSTEMS,  INC. AND DATATEC  INDUSTRIES,
INC.  (each a "BORROWER"  and  together,  the  "BORROWERS"),  EAGLE  ACQUISITION
PARTNERS,  INC. (the "SUBORDINATED  LENDER"),  and ALPINE ASSOCIATES,  A LIMITED
PARTNERSHIP  (together  with  its  successors  and  permitted  assigns  in  such capacity, the "SENIOR LENDER").

                             PRELIMINARY STATEMENTS

     1. The Borrowers have issued a Senior Secured Note,  dated the date hereof, in the original  principal  amount of $585,000 to the Senior Lender (the "NOTE")
to evidence  their  obligation to repay a term loan made by the Senior Lender to the Borrowers on the date hereof (the "SENIOR LOAN").

     2. It is a condition to the Senior Lender making  available the Senior Loan that, among other things,  the Borrowers and the Subordinated  Lender shall have executed and delivered this Agreement.

     NOW,  THEREFORE,  in  consideration of the foregoing and in order to induce the  Senior  Lender  to make the  Senior  Loan and for other  good and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS

          (a)  Capitalized  terms  used in  this  Agreement,  but not  otherwise defined in this Agreement, shall have the meanings assigned thereto in the Note.

          (b)  All  obligations  and  liabilities  of  the  Borrowers  howsoever
created,  arising  or  evidenced,   whether  direct  or  indirect,  absolute  or
contingent,  or  now  or  hereafter  existing,  or due  or to  become  due,  are hereinafter called the "LIABILITIES". All Liabilities to the Senior Lender under the Note Documents, or under any debtor-in-possession  financing provided to the either or both  Borrowers  by the  Senior  Lender  on or after  the date  hereof pursuant  to  sections  363 and 364 of title 11 of the United  States  Code,  11
U.S.C.  ss.ss.  101 ET.  SEQ.,  and any claim of the Senior  Lender  against the
Borrowers in connection with either of the foregoing are hereinafter  called the
"SENIOR  LIABILITIES";  and all Liabilities to the Subordinated  Lender, and any
claim of the  Subordinated  Lender against the Borrowers are hereinafter  called the "JUNIOR LIABILITIES"; it being expressly understood and agreed that the term
Senior Liabilities,  as used herein, shall include, without limitation,  any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings  referred to in Section 4 hereof,  notwithstanding any provision or rule of law that might restrict the rights of the Senior  Lender,  as against the Borrowers, or anyone else, to collect such interest.

     SECTION 2. SUBORDINATION OF CLAIMS. The payment and distribution in respect of all Junior  Liabilities shall be postponed and subordinated to the payment in full  of  all  Senior  Liabilities,  and  no  payments  or  other  distributions whatsoever  in respect of any Junior  Liabilities  shall be made,  nor shall any property,  assets or  equity  or other  interests  of the  Borrowers  be made or
applied  to  the  payment,  satisfaction,   purchase  or  other  acquisition  or
retirement of any Junior  Liabilities.  For all purposes of this  Agreement,  no
Senior  Liability  shall be deemed to have been paid "in full"  until the Senior
Lender  shall have  received  indefeasible  payment in full in cash,  subject to
Section 11 of this Agreement.

     SECTION 3.  SUBORDINATION  OF LIENS. The Senior Lender and the Subordinated
Lender  hereby  agree that,  as between the Senior  Lender and the  Subordinated
Lender,  and  notwithstanding:  (a) the terms  (including the description of the
Collateral),  dating,  execution,  or delivery of any document,  instrument,  or agreement; (b) the time, order, occurrence (or nonoccurrence), method, or manner of granting,  or  perfection of any security  interest or lien;  (c) the time of filing  or  recording  or the  failure  to  file  of any  financing  statements, assignments, mortgages, or any other documents, instruments, or agreements under the UCC as in effect from time to time in any relevant  jurisdiction (the "UCC")
or any  other  applicable  law;  and (d) any  provision  of the UCC or any other applicable  law to the contrary,  the Senior Lender shall have a first  priority security  interest in and lien upon any and all of the  Collateral to secure the
Senior Liabilities.

     SECTION 4.  BANKRUPTCY,  INSOLVENCY,  ETC. In the event of any dissolution,
winding  up,   liquidation,   readjustment,   reorganization  or  other  similar
proceedings  relating to either or both  Borrowers,  as such, or to its property
(whether  voluntary  or  involuntary,   partial  or  complete,  and  whether  in
bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors,  or any  other  marshalling  of the  assets  and  liabilities  of the
Borrowers,  or any  sale  of  all or  substantially  all  of the  assets  of the
Borrowers,  or  otherwise)  the Senior  Liabilities  shall first be paid in full before the  Subordinated  Lender  shall be entitled to receive and to retain any payment or distribution in respect of the Junior  Liabilities,  and, in order to implement  the  foregoing,  but not for any  other  purpose  or under  any other circumstances  other than as expressly set forth  hereunder or in any other Note
Document  any and all  payments  and  distributions  of any kind or character in respect of the Junior  Liabilities  to which the  Subordinated  Lender  would be entitled  if the  Junior  Liabilities  were not  subordinated  pursuant  to this
Agreement shall be made directly to the Senior Lender.

     SECTION  5.  STANDSTILL  ON  REMEDIES  RELATED TO JUNIOR  LIABILITIES.  The
Subordinated  Lender  agrees  that,  without the  written  consent of the Senior
Lender, it shall not exercise remedies or take any enforcement action (except as otherwise  permitted  by  order  of  a  bankruptcy  court)  available  upon  the occurrence  of  any  default  or  event  of  default  under  any  agreements  or instruments  evidencing  any Junior  Liabilities  or take any action  toward the collection of any Junior  Liabilities  until the Senior  Liabilities are paid in full.

     SECTION  6.  PAYMENTS  HELD IN TRUST.  In the event  that the  Subordinated
Lender receives any payment or other  distribution of any kind or character from the  Borrowers,  or from any other  source  whatsoever  in respect of any of the
Junior Liabilities such payment or other distribution shall be received and held in trust for the Senior  Lender and  promptly  turned over by such  Subordinated
Lender to the Senior Lender.  The  Subordinated  Lender shall mark its books and records, and cause each Borrower to mark its books and records, so as to clearly indicate that the Junior  Liabilities  are  subordinated  in accordance with the terms of this Agreement,  and will cause to be clearly  inserted in or marked on any promissory  note or other  instrument  that at any time evidences any of the
Junior  Liabilities  a  statement  to the  effect  that the  payment  thereof is subordinated in accordance with the terms of this  Agreement.  The  Subordinated
Lender shall execute such further documents or instruments and take such further action as the Senior  Lender may from time to time  reasonably  request to carry out the intent of this Agreement.

     SECTION 7.  APPLICATION  OF  PAYMENTS;  NO  SUBROGATION.  All  payments and
distributions   received  by  the  Senior   Lender  in  respect  of  the  Junior
Liabilities, to the extent received in or converted into cash, may be applied by the  Senior  Lender  first to the  payment  of any and all  expenses  (including reasonable  attorneys'  fees and legal  expenses) paid or incurred by the Senior
Lender in enforcing this Agreement or in endeavouring to collect or realize upon any of the Junior Liabilities or any security therefor,  and any balance thereof shall,  solely as between  the  Subordinated  Lender and the Senior  Lender,  be
applied toward the payment of the Senior Liabilities  remaining unpaid;  but, as between each Borrower and its creditors,  no such payments or  distributions  of any kind or character shall be deemed to be payments or distributions in respect
of  the  Senior   Liabilities,   and,   notwithstanding  any  such  payments  or
distributions received by the Senior Lender in respect of Junior Liabilities and so applied by the Senior  Lender  toward the payment of the Senior  Liabilities, the  Subordinated  Lender shall be subrogated to the then existing rights of the
Senior Lender, if any, in respect of the Senior Liabilities only at such time as the Senior Lender shall have received payment in full of the Senior Liabilities.

     SECTION 8. ABILITY OF SUBORDINATED  LENDER TO PURCHASE  BORROWERS'  ASSETS.
The  provisions of this Agreement  shall not prohibit or limit the  Subordinated
Lender's  right to  enter  into an  agreement  to  purchase  the  assets  of the
Borrowers  or  otherwise  submit  a bid  for  the  assets  of  Borrowers  in any insolvency  or  bankruptcy  proceeding  so long as any  such  bid and  agreement provides for the Senior Liabilities to be paid in full in cash concurrently with the closing of any such transaction and such payment in fact occurs.

     SECTION  9.  REPRESENTATIONS  AND  WARRANTIES.   Then  Subordinated  Lender
represents and warrants to the Senior Lender that:

          (a) ORGANIZATION. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          (b) POWER AND AUTHORITY.  The execution,  delivery and  performance by the Subordinated  Lender of this Agreement are within the Subordinated  Lender's corporate power,  have been duly authorized by all necessary or proper corporate action  and;  does not  require  the  consent or  approval  of any  governmental authority or any other Person.

          (c) ENFORCEABLE  AGREEMENT.  This Agreement has been duly executed and delivered by the Subordinated  Lender and constitutes a legal, valid and binding obligation of the  Subordinated  Lender,  enforceable  against the  Subordinated
Lender in accordance with its terms.

          (d) OWNERSHIP OF JUNIOR  LIABILITIES.  The Subordinated  Lender is the
full and  complete  owner of the Junior  Liabilities  and all  rights  under the
Junior  Liabilities.  The  Subordinated  Lender is authorized to subordinate the
Junior Liabilities.

     SECTION 10. NOTICES.

          (a) The  Subordinated  Lender  shall  provide  the Senior  Lender with notice of any event of default under any  agreements or  instruments  evidencing any  Junior  Liabilities  occurring  after  the date  hereof  promptly  upon the occurrence  thereof;  provided that the failure to give such notice(s) shall not alter, amend, or affect the provisions of this Agreement.

          (b) The Senior  Lender  shall  provide  the  Subordinated  Lender with notice of any event of default under any  agreements or  instruments  evidencing any  Senior  Liabilities  occurring  after  the date  hereof  promptly  upon the occurrence  thereof;  provided that the failure to give such notice(s) shall not alter, amend, or affect the provisions of this Agreement.

     SECTION 11. WAIVERS BY SUBORDINATED  LENDER. The Subordinated Lender hereby waives:  (a) notice of acceptance by the Senior  Lender of this  Agreement;  (b)
notice of (i) the existence,  (ii) the creation or (iii) except as otherwise set forth herein, the non-payment of all or any of the Senior  Liabilities;  and (c)
all diligence in collection  or  protection  of or  realization  upon the Senior
Liabilities or any thereof or any security  therefor.  The rights and priorities set forth in this Agreement  shall remain binding  irrespective  of the terms of any plan of reorganization in any bankruptcy case.

     SECTION 12. ADDITIONAL OBLIGATIONS OF SUBORDINATED LENDER. The Subordinated
Lender shall not without the prior  written  consent of the Senior  Lender:  (a)
cancel, waive, forgive, transfer or assign, or attempt to accelerate, enforce or collect  (unless such  enforcement or collection  actions are made in accordance with this  Agreement),  or subordinate  any Junior  Liabilities or any rights in respect thereof to any Liabilities other than the Senior  Liabilities;  (b) take any  collateral  security  for any Junior  Liabilities;  (c)  convert any Junior
Liabilities into equity of the either of the Borrowers; or (d) commence, or join with any  other  creditor  in  commencing,  any  bankruptcy,  reorganization  or insolvency proceedings with respect to either or both Borrowers.  Any promissory notes and loan agreements  evidencing  additional Junior Liabilities incurred by either  Borrower  after the date hereof shall include  subordination  provisions acceptable to the Senior Lender.

     SECTION 13. CONTINUING SUBORDINATION.  This Agreement shall in all respects be a  continuing  agreement  and  shall  remain in full  force and  effect or be reinstated,  as the case may be, if at any time  payment  or other  transfer  in respect of any of the Senior Liabilities is rescinded, avoided or must otherwise be returned by the Senior Lender in connection with the insolvency,  bankruptcy, reorganization  or  similar  proceeding  or action in  respect of either or both
Borrowers  or  otherwise  (an  "AVOIDED  SENIOR  TRANSFER"),  all as though such payment had not been made,  and, in such event,  the Senior Lender shall be able to enforce this Agreement  against the  Subordinated  Lender with respect to any payments or other transfers made to such Subordinated  Lender as if such avoided senior transfer had not been made.

     SECTION 14. RECOGNITION OF NOTE DOCUMENTS..  The Subordinated Lender hereby recognizes the first priority ranking of the Senior  Liabilities and consents to the Note and the Security Agreement,  and agrees not to contest or challenge the
enforceability,   validity,   due  authorization,   or  ranking  of  the  Senior
Liabilities and the Note Documents or any Lien securing such Senior Liabilities.
As between the Senior  Lender and the  Subordinated  Lenders,  the Senior Lender
hereby  recognizes the second  priority (after the payment in full of the Senior
Liabilities)  ranking  of the  Junior  Liabilities  and agrees not to contest or challenge the  enforceability,  validity,  due authorization,  or ranking of the
Junior Liabilities or any Lien securing such Junior Liabilities.

     SECTION 15. RIGHTS OF THE SENIOR  LENDER.  The Senior Lender may, from time to time, at its sole discretion and without notice to the  Subordinated  Lender, take any or all of the  following  actions:  (a)  retain  or  obtain a  security interest in any property to secure any of the Senior Liabilities,  (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect  to any of the Senior  Liabilities,  (c) extend or renew for one or more periods (whether or not longer than the original period),  alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; provided, however, that the Senior  Lender shall not increase  the  principal  amount of the Senior
Loan by more than  $100,000  unless the Senior Lender  believes,  in good faith, that such  increase is necessary to preserve  the value of the  Collateral,  (d)
grant any waiver,  amendment,  modification  or forbearance in respect of Senior
Liabilities and (e) release its security interest in, or surrender,  release, or permit  any  substitution  or  exchange  for,  all or any  part of any  property securing  any of the  Senior  Liabilities,  or  extend  or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter,  or exchange any obligations of any nature of any obligor with respect to any such property.

     SECTION 16.  TRANSFER OF SENIOR  LIABILITIES.  The Senior  Lender may, from time to time, with notice to the Subordinated  Lender but without the consent of the Subordinated Lender, assign or transfer any or all of the Senior Liabilities payable to the Senior Lender or any interest therein;  and,  notwithstanding any such  assignment or transfer or any subsequent  assignment or transfer  thereof, such Senior  Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement,  and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the  interest  of such  assignee or  transferee  in the Senior  Liabilities,  be entitled  to the  benefits  of this  Agreement  to the  same  extent  as if such assignee or transferee were the Senior Lender.

     SECTION 17. NO PREJUDICE.  The Senior Lender shall not be prejudiced in its rights under this  Agreement by any act of or failure to act by either  Borrower or the  Subordinated  Lender,  or any  noncompliance  of either  Borrower or the
Subordinated  Lender  with  any  agreement  or  obligation,  regardless  of  any knowledge  thereof  which the  Senior  Lender  may have or with which the Senior
Lender may be charged;  and no action of the Senior Lender  permitted  hereunder shall in any way  affect  or impair  the  rights of the  Senior  Lender  and the obligations of the Subordinated Lender under this Agreement.

     SECTION 18. DELAY NOT WAIVER.  No delay on the part of the Senior Lender in the exercise of any right or remedy shall  operate as a waiver  thereof,  and no single or partial  exercise  by the Senior  Lender of any right or remedy  shall preclude  other or  further  exercise  thereof or the  exercise  of any right or remedy;  nor shall any  modification  or waiver of any of the provisions of this
Agreement be binding upon the Senior  Lender  except as expressly set forth in a writing duly signed and delivered by the Senior Lender. For the purposes of this
Agreement,  Senior  Liabilities  shall  include all  obligations  of each of the
Borrowers to the Senior Lender pursuant to or arising out of the Note Documents, notwithstanding any right or power of either or both Borrowers or anyone else to assert any claim or defenses as to the  invalidity  or  unenforceability  of any such  obligation,  and no such  claim or  defense  shall  affect or  impair  the agreements and obligations of the Subordinated Lender hereunder.

     SECTION 19. AGREEMENTS OF THE BORROWERS. Each Borrower hereby waives notice of the acceptance of this Agreement by the Senior Lender, and agrees to be bound by the  terms  and  provisions  hereof,  to make no  payments  or  distributions contrary to the terms and provisions hereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of this Agreement,  there shall be an event of default under the Note,  and, then, at the election of the Senior
Lender (in accordance  with the Note),  any and all obligations of the Borrowers to the Senior  Lender  shall  forthwith  become due and  payable and any and all agreements  of the Senior  Lender to make loans,  advances,  or other  financial
accommodations   to  either  or  both  Borrowers  shall   forthwith   terminate,
notwithstanding any provisions thereof to the contrary.

     SECTION 20. BINDING  EFFECT;  SUCCESSORS.  This Agreement  shall be binding upon the Subordinated Lender and upon the legal representatives,  successors and assigns of the Subordinated  Lender and all references  herein to either or both
Borrowers  or to any  Subordinated  Lender,  shall  be  deemed  to  include  any successor or successors, whether immediate or remote, to the applicable Borrower or Borrowers or such Subordinated  Lender. The Subordinated Lender may not sell, assign or  otherwise  transfer  any  interest in any Junior  Liabilities  to any
Person,  unless such transferee,  by written instrument reasonably acceptable to the Senior Lender,  agrees to be bound by the provisions of this Agreement.  The benefits  of this  Agreement  shall  inure to the benefit of any assign or other transferee of the Senior Lender, including,  without limitation, any holder of a
Note.

     SECTION 21. GOVERNING LAW, SUBMISSION TO JURISDICTION.

          (a) THIS  AGREEMENT  SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.

          (b) Each Borrower and the Subordinated Lender (i) hereby expressly and irrevocably submits and consents to the non-exclusive jurisdiction of the courts sitting in New York  County in any action to resolve  any  controversy  or claim arising out of this Agreement, (ii) agrees that all claims in such action may be decided  in  any  such  court,  (iii)  waives,  to  the  fullest  extent  it may effectively do so, the defense of an inconvenient forum and (iv) consents to the service of process by registered or certified  mail,  postage prepaid and return receipt  requested,  or by personal  service  within or without the State of New
York, in accordance  with Section 21. A final  judgment in any such action shall be conclusive and may be enforced in other  jurisdictions.  Nothing herein shall affect the right of any party to effect  service of process in any other  manner permitted by applicable law or any right to bring legal action or proceedings in any other competent jurisdiction.

     SECTION  22.  WAIVER  OF JURY  TRIAL.  EACH OF THE  PARTIES  HERETO  HEREBY
KNOWINGLY,  VOLUNTARILY,  AND  INTENTIONALLY  WAIVES ANY RIGHTS IT MAY HAVE TO A
TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER
OR IN CONNECTION  WITH THIS  AGREEMENT OR THE NOTE OR ANY OTHER NOTE DOCUMENT OR
ANY COURSE OF CONDUCT,  COURSE OF DEALING,  STATEMENTS (WHETHER ORAL OR WRITTEN)
OR  ACTIONS OF  LENDER.  THIS  PROVISION  IS A  MATERIAL  INDUCEMENT  FOR SENIOR
LENDER'S ENTERING INTO THIS AGREEMENT.

     SECTION 23. NOTICES,  ETC. Notices and communications  under this Agreement shall be given in the manner  described in the Note at the respective  addresses listed on the signature pages hereto.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS  WHEREOF,  the parties  hereto have duly  executed and delivered this Agreement as of the date first above written.

                            BORROWERS:

                            DATATEC SYSTEMS, INC.,

                            By:________________________________________
                            Name:______________________________________
                            Title: ____________________________________

                            Address:    1275 Alderman Drive
                                        Alpharetta, Georgia 30005
                            Attn:       Chief Executive Officer
                            Telephone:  (770) 667-8488
                            Facsimile:  (770) 667-8288

                            DATATEC INDUSTRIES, INC.,

                            By:_________________________________________
                            Name:_______________________________________
                            Title: _____________________________________

                            Address:    1275 Alderman Drive
                                        Alpharetta, Georgia 30005
                            Attn:       Chief Executive Officer
                            Telephone:  (770) 667-8488
                            Facsimile:  (770) 667-8288

                            with a copy to:

                            Lowenstein Sandler PC
                            65 Livingston Avenue
                            Roseland, NJ 07068
                            Attn: Bruce Buechler, Esq.
                            Facsimile: 973-597-2400

                               SIGNATURE PAGE 1 TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

                           SENIOR LENDER:

                           ALPINE ASSOCIATES, A LIMITED
                           PARTNERSHIP,  a New Jersey limited partnership

                           By:____________________________________________
                           Name:__________________________________________
                           Title:_________________________________________

                           Address:    100 Union Avenue
                                       Cresskill, New Jersey 07626
                           Attn:       Mr. Ken Grossman
                           Telephone:  201-871-2200
                           Facsimile:  201-871-2741

                           WITH A COPY TO:

                           Vinson & Elkins, LLP
                           666 Fifth Avenue
                           New York, New York 10103
                           Attention: Steven M. Abramowitz, Esq.
                           Telephone: (212) 237-0137
                           Telecopier: (212) 237-0100

                               SIGNATURE PAGE 2 TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

                          SUBORDINATED LENDER:

                          EAGLE ACQUISITION PARTNERS, INC. (

                          By:
                              ---------------------------------------
                              Name:
                              Title:

                          ADDRESS FOR NOTICES:

                          Eagle Acquisition Partners, Inc.
                          c/o Reed Smith LLP
                          435 Sixth Avenue
                          Pittsburgh, PA 15219
                          Telephone: [_____]
                          Telecopier: [_____]

                               SIGNATURE PAGE 3 TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT